UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 7, 2005

         Morgan Stanley ABS Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-121914	133939229
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, 2nd Floor New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 761-4000

                                                   No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-121914) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY ABS CAPITAL I INC.

By:    /s/  Valerie Kay

       Name:  Valerie Kay

       Title:    Managing Director

Dated:  September 8, 2005

EXHIBIT INDEX

   Exhibit No.

Description

  5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

  8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

Exhibits 5.1, 8.1 and 23.1

September 7, 2005

Morgan Stanley ABS Capital I Inc.

1585 Broadway, 2nd Floor

New York, NY 10036

Ladies and Gentlemen:

We have acted as special counsel to Morgan Stanley ABS Capital I Inc. (the “Company”), in connection with a registration statement on Form S-3 with the registration number 333-121914 (the “Registration Statement”) relating to the proposed offering from time to time in one or more series of Mortgage Backed Notes (the “Notes”) or Mortgage Backed Certificates (the “Certificates,” and together with the Notes, the “Securities”).  The Registration Statement has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”).  As set forth in the Registration Statement, each Series of Securities will be issued under and pursuant to the conditions of a separate trust agreement, pooling and servicing agreement or indenture (each, an “Agreement”) among the Company, a trustee (the “Trustee”) and one or more other entities, each to be identified in the prospectus supplement for such Series of Securities.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Registration Statement.

As such counsel, we have examined copies of the Certificate of Incorporation of the Company, the Registration Statement, the base prospectus (the “Prospectus”) and forms of prospectus supplement included therein, the form of each Agreement, and originals or copies of such other records, agreements and other instruments of the Company, certificates of public officials, and other documents and have made such examinations of law, as we have deemed necessary to form the basis for the opinions hereinafter expressed.  In our examination of such materials, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of all copies submitted to us.  As to various matters material to the opinions set forth below, we have relied upon the representations and warranties in the form of Agreements and statements and certificates of officers and representatives of the Company and others.

Attorneys involved in the preparation of this opinion are admitted to practice law in the State of New York and we do not express any opinion herein concerning any law other than the federal laws of the United States of America and the laws of the State of New York.  This opinion applies only to those Series of Securities for which our firm is named as counsel to the Company in the related prospectus supplement.

Based upon and subject to the foregoing, we are of the opinion that:

1.

When the issuance, execution and delivery of the Notes of each Series have been duly authorized by all necessary corporate action of the Company in accordance with the provisions of the related Agreement or Agreements, and when such Notes have been duly executed and delivered, authenticated by the Trustee and sold as described in the Registration Statement, assuming that the terms of such Notes are otherwise in compliance with applicable law at such time, such Notes will constitute valid and binding obligations of the issuer thereof in accordance with their terms and the terms of such Agreement or Agreements.  This opinion is subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and we express no opinion with respect to the application of equitable principles or remedies in any proceeding, whether at law or in equity.

2.

When the issuance, execution and delivery of the Certificates of each Series have been duly authorized by all necessary corporate action of the Company in accordance with the provisions of the related Agreement or Agreements, and when such Certificates have been duly executed and delivered, authenticated by the Trustee and sold as described in the Registration Statement, assuming that the terms of such Certificates are otherwise in compliance with applicable law at such time, such Certificates will be legally issued, fully paid and non-assessable, and the holders thereof will be entitled to the benefits of the related Agreement.

We have reviewed the discussion under “Material Federal Income Tax Consequences” in the Prospectus.  Such description does not purport to discuss all possible federal income tax ramifications of the proposed issuance, but with respect to those federal income tax consequences that are discussed, in our opinion, such description is accurate in all material respects.

The opinion set forth in the immediately preceding paragraph is based upon our interpretations of current law, including court authority and existing final and temporary treasury regulations, which are subject to change both prospectively and retroactively, and upon the facts and assumptions discussed herein.  This opinion letter is limited to the matters set forth herein, and no opinions are intended to be implied or may be inferred beyond those expressly stated herein.  Our opinion is rendered as of the date hereof and we assume no obligation to update or supplement this opinion or any matter related to this opinion to reflect any change of fact, circumstances or law after the date hereof.  In addition, our opinion is based on the assumption that the matter, if litigated, will be properly presented to the applicable court.  Furthermore, our opinion is not binding on the Internal Revenue Service or a court.  Our opinion represents merely our best legal judgment on the matters presented; others may disagree with our conclusion.  There can be no assurance that the Internal Revenue Service will not take a contrary position or that a court would agree with our opinion if litigated.  In the event any one of the statements, representations or assumptions we have relied upon to issue this opinion is incorrect, our opinion might be adversely affected and may not be relied upon.

We hereby consent to the filing of this letter as an exhibit to the Registration Statement and to the reference to this firm under the heading “Legal Matters” in the applicable prospectus Supplements, without implying or admitting that we are experts within the meaning of the Act or the rules and regulations of the Commission issued thereunder, or come within the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this exhibit.

Very truly yours,

/s/ McKee Nelson LLP

McKee Nelson LLP